Leases - Disclosure of Lease Cost (Detail) - USD ($) $ in Thousands		12 Months Ended
		Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2021
Lease, Cost [Abstract]
Total net lease cost	[1],[2]	$ 64,696	$ 107,883	$ 97,169

[1]	The lease cost includes immaterial amounts of lease income. The decline in net lease cost for the fiscal year 2023, compared to both fiscal years 2022 and 2021, is primarily attributable to completion of the move during fiscal year 2023 from leased facilities in Ra’anana Israel to the Company owned facilities, leading to a change from primarily lease costs to other expenses, including depreciation and operational costs.
[2]	Variable lease cost is immaterial.